Arby's/Sbarro, Site #6910, Coon Rapids, Anoka County, Minnesota


                         LEASE AGREEMENT


     THIS LEASE AGREEMENT is made and entered into as of February
20, 2001, by and between:

          (i) CNL RESTAURANT INVESTORS PROPERTIES, LLC, a Delaware limited liability company, with principal office and place of business at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801-3336 ("Landlord"), and

          (ii)   FRANCHISE  ASSOCIATES,  INC.,  a  Minnesota
          corporation,  with  a  mailing  address  of   5354
          Parkdale  Drive, Suite 100, Minneapolis, Minnesota
          55416 ("Tenant").


                      W I T N E S S E T H:


     Landlord leases to Tenant, for the purpose of operating an Arby's/Sbarro Restaurant and for no other use or purpose whatsoever and subject to the terms and conditions of the Rent Addendum attached hereto, and Tenant rents from Landlord the following described premises, (hereinafter "Premises") located at 3385 124th Avenue NW, Coon Rapids, Anoka County, Minnesota and being more particularly described in Exhibit "A" attached hereto and made a part hereof, together with all rights and privileges in and about the Premises as may be necessary or convenient to Tenant's business, inclusive of all easements benefiting the real property described in Exhibit "A". Premises shall include all improvements and structures whether now existing or hereafter constructed thereon.

     The following additional stipulations are hereby declared to be covenants of this Lease and shall, unless otherwise expressly stated, be applicable at all times throughout the term of this Lease and any extension or renewal thereof:

1.   DEFINITIONS

     For purposes of this Lease, the following terms shall have the definitions ascribed to them:

     "Annual Rent Commencement Date" shall be February 20, 2001.

     "Effective Date" shall mean the date set forth at the beginning of this Lease.

     "Franchisor"  shall  mean  Arby's, d/b/a  Triarc  Restaurant
Group, Inc., a Delaware corporation, its successors and assigns, and Sbarro, Inc., a New York corporation, its successors and assigns.

     "Landlord"  shall mean CNL Restaurant Investors  Properties,
LLC, a Delaware limited liability company, its successors and assigns.

     "Lease"   shall  include  this  Lease  Agreement   and   all
amendments hereto, if any, entered into from time to time hereafter, together with the Rent Addendum and exhibits attached hereto.

     "Lease Year" shall mean a fiscal period beginning on the Annual Rent Commencement Date (and each anniversary thereof) and expiring on the last day of the twelfth (12th) month thereafter. In the event the Annual Rent Commencement Date is not the first
(1st) day of a calendar month, then the Lease Year shall commence on the first (1st) day of the calendar month following the Annual Rent Commencement Date.

     "Rent" shall mean the Rent payable under this Lease as set forth in the Rent Addendum attached hereto and incorporated herein, and shall include Annual Rent and Percentage Rent ( all as defined in the Rent Addendum), together with all other items described in this Lease as "additional rent".

     "Tenant" shall include the named Tenant and any assignee or sublessee thereof pursuant to an assignment or sublease under Paragraph 17 of this Lease.

     "Total Cost" shall mean $1,288,536.46.

2.   TERM AND RENT

     (A) TERM. The term of this Lease shall begin on the Effective Date and shall expire on February 28, 2021 (hereinafter the "Termination Date"), unless previously terminated or renewed or extended as provided herein.
(B) RENT. Rent shall be due and payable as provided in the Rent Addendum attached hereto and incorporated herein.

3.   ALTERATIONS AND IMPROVEMENTS, INVESTMENT TAX CREDIT,
     MECHANIC'S LIENS, LANDLORD'S DISCLAIMER

     (A)  ALTERATIONS AND IMPROVEMENTS.

          (I) TENANT'S PROPERTY. Tenant shall be permitted to install, use on and about, and remove from the Premises at any time and from time to time all trade fixtures and other personal property (exclusive of lighting, electrical, and heating and air conditioning improvements) which are not a component of the building located or to be located on the Premises (hereinafter referred to as the "Tenant's Property"), all of which at all times shall remain the property of Tenant with the right of removal (subject to subparagraph (d) below) at the expiration of this Lease. Tenant's Property shall include: (1) removable decor items, tables, trim, lighting, planters, trash units, cabinets and office equipment; (2) building lettering, signs, sign posts and sign standards; (3) unattached food and customer service equipment; (4) food and customer service equipment attached to the building by bolts and screws and/or by utility connections, including without limitation, walk-in refrigerators and freezers, remote refrigeration systems, exhaust systems and hoods; and (5) those items described in Exhibit "B" attached hereto. Tenant shall be responsible for promptly repairing any damage to the Premises caused by removal of any of Tenant's Property.

(II) SUBSEQUENT IMPROVEMENTS. Tenant shall also have the right to make any additions, alterations, changes and improvements, structural and nonstructural, including but not limited to construction of additional buildings and additions to the then existing buildings, as Tenant shall desire; provided, however,
(i) Tenant shall submit plans of all structural changes to Landlord at least thirty (30) days in advance of the proposed construction date, which plans shall be subject to the Landlord's approval, (ii) Tenant shall provide Landlord with evidence of Tenant's financial ability to pay for such structural changes,
(iii) all such construction shall be completed in a workmanlike manner and in full compliance with all laws, building codes and ordinances applicable thereto, at Tenant's sole expense, and (iv) such additions, alterations, changes and improvements (whether structural or non-structural) shall not reduce the fair market value of the Premises, as determined by Landlord.


(III) IMPROVEMENTS UPON TERMINATION, SUBLETTING OR ASSIGNMENT. Subject to the requirements of this paragraph 3, Tenant shall have the right, at its option and expense, to redecorate or otherwise remodel the Premises upon any termination hereof or upon subletting or assignment in such manner as will, without reducing the fair market value thereof, avoid the appearance of the Arby's Restaurant operated under this Lease; provided, however, in addition to the other requirements of this paragraph 3, Tenant shall not impair the structural condition of the Premises or reduce the size of the Premises.
(iv) All Subsequent Improvements referred to in subparagraph 3(a)(ii) above, all improvements upon termination, subletting or assignment referred to in subparagraph 3(a)(iii) above, and any and all other additions, alterations, changes and improvements of any type shall be deemed to be a part of the Premises and the sole property of Landlord.

     (B) INVESTMENT TAX CREDIT. Landlord hereby grants Tenant the right and privilege of applying for and receiving all investment tax credits, if any, under the Internal Revenue Code which may be available with respect to the building and other improvements to be constructed. To this end, Landlord agrees to execute all such further documents and supply such additional information as may be required to make such election effective.

(C) MECHANIC'S AND OTHER LIENS. Tenant shall not do or suffer anything to be done whereby the Premises, or any part thereof, may be encumbered by a mechanic's, materialman's, or other liens for work or labor done, services performed, materials, appliances, or power contributed, used, or furnished in or to the Premises or in connection with any operations of Tenant, or similar lien, and, if, whenever and as often as any mechanic's lien or similar lien is filed against the Premises, or any part thereof, purporting to be for or on account of any labor done, materials or services furnished in connection with any work in or about the Premises, done by, for or under the authority of Tenant, or anyone claiming by, through or under Tenant, Tenant shall discharge the same of record within thirty (30) days after service upon Tenant of notice of the filing thereof; provided, however, Tenant shall have the right to remove the lien by bonding same in accordance with applicable law and to contest any such lien; provided further that Tenant shall diligently prosecute any such contest, at all times effectively staying or preventing any official or judicial sale of the Premises under execution or otherwise, and, if unsuccessful, satisfy any final judgment against Tenant adjudging or enforcing such lien or, if successful, procuring record satisfaction or release thereof.

(D) LANDLORD'S DISCLAIMER. All of Tenant's Property placed in or upon the Premises by Tenant shall remain the property of Tenant with the right to remove the same at any time during the term of this Lease. Landlord, if requested by Tenant, agrees to execute such documentation as may be reasonably required to (i) subordinate its landlord's lien in Tenant's Property to the interest of any unaffiliated lender for Tenant's Property; (ii) release its landlord's lien in Tenant's Property if Tenant finances Tenant's Property with an unaffiliated lender and such lender will not agree to Landlord having a subordinate landlord's lien in Tenant's Property; and (iii) release its landlord's lien in Tenant's Property if Tenant's Property is conveyed by Tenant to a third party for the purpose of leasing Tenant's Property to Tenant. The foregoing release and subordinations shall all be in recordable form. In the event Tenant's Property is removed from or relocated on the Premises, any damage caused by, or resulting from the removal or relocation of any of Tenant's Property or other personal property shall be promptly repaired by Tenant or the party entitled to remove same. In the event that the form of waiver documentation is not similar in form and content to that attached hereto as Exhibit "C," then Landlord shall be entitled to charge a reasonable fee (not to exceed Five Hundred Dollars ($500.00) per transaction) in connection with execution of such documentation, and Tenant agrees to pay such fee as a condition precedent to Landlord's execution of such documents.

4.   DESTRUCTION OF PREMISES; INSURANCE

     (a) If the Premises are damaged or destroyed by fire, flood, tornado or other element, or by any other casualty and such damage or destruction does not occur within the last twenty-four
(24) months of the original or of any extended or renewed term of this Lease, this Lease shall continue in full force and effect and Tenant shall, as promptly as possible, restore, repair or rebuild the Premises to substantially the same condition as it
existed   before  the  damage  or  destruction,   including   any
improvements  or  alterations  required  to  be   made   by   any
governmental body, county or city agency, due to any changes in code or building regulations. Tenant shall for this purpose use all, or such part as may be necessary, of the insurance proceeds received from insurance policies required to be carried under the provision of subparagraph 4(b) hereinbelow. If such insurance proceeds are not sufficient to pay such costs, Tenant shall pay such deficit. Should the Premises be damaged or destroyed by any of the foregoing described casualties within the last twenty-four
(24) months of the original term or of any extended or renewed term of this Lease, then to the extent that the Premises are untenantable or unsuitable, in Tenant's reasonable opinion, for continued use in the normal conduct of Tenant's business, Tenant shall have the right, exercisable by written notice to Landlord given within thirty (30) days after the date of such damage or destruction, to terminate this Lease effective upon the date of such damage or destruction. If Tenant terminates this Lease as thus provided Landlord shall be entitled to all of the insurance proceeds on the Premises, but not to the proceeds of insurance carried by Tenant on Tenant's Property; provided, however, Tenant shall not have the right to terminate this Lease unless (i) the damage or destruction of the Premises was caused by a peril which was insured against as required by the provisions of subparagraph 4(b) of this Lease; (ii) at the time of such damage and destruction the said insurance policies to be carried by Tenant were in the amount of the full replacement cost of such improvements (without deduction or co-insurance) and in full force and effect; and (iii) the insurer has confirmed coverage and its obligation to pay. If Tenant defaults in its obligation to carry insurance in the amounts required under subparagraph 4(b), then, prior to Tenant's termination of this Lease and in addition to the requirements set forth in the preceding sentence, Tenant shall be obligated to pay toward said reconstruction or to Landlord the difference between the amount of insurance actually carried and the amount required to be carried under this paragraph 4.

(b) Tenant, at its expense and as additional rent hereunder, shall throughout the term of this Lease and any extension or renewal thereof, keep the Premises insured with (i) "Special Form Causes of Loss" coverage (as such term is used in the insurance industry), at least as broad as ISO Special Form Causes of Loss, CP0030, including coverage for glass breakage, vandalism and malicious mischief, and builder's risk (if the Premises are to be constructed pursuant to the terms of this Lease) for one hundred percent (100%) insurable replacement value with no co-insurance penalty, with any deductible in excess of Fifty Thousand Dollars ($50,000.00) to be approved by Landlord and, (ii) "Ordinance and Law Coverage" with limits of not less than the building value for Coverage A (loss to the undamaged portion of the building), limits of not less than fifteen percent (15%) of the building value for Coverage B (Demolition Cost Coverage), and limits not less than fifteen percent (15%) of the building value for Coverage C (Increased Cost of Construction Coverage).

(c) Tenant shall maintain throughout the term of this Lease and any extension thereof, at its own expense and as additional Rent, Commercial General Liability insurance including Product Liability and Liquor Liability (if alcohol is served) covering the Premises at least as broad as the most commonly available ISO Commercial General Liability policy form CG0001 (occurrence basis) covering bodily injury, property damage and personal and advertising injury, for the joint benefit of and insuring Tenant and Landlord, with limits not less than One Million Dollars ($1,000,000.00) per occurrence, with a General Aggregate of not less than Two Million Dollars ($2,000,000.00) and a "following form" Umbrella Liability policy or Excess Liability policy to include Product Liability and Liquor Liability (if alcohol is served), in an amount of not less than Ten Million Dollars ($10,000,000.00) per occurrence, with any deductible in excess of Fifty Thousand Dollars ($50,000.00) to be approved by Landlord.

(d) Tenant shall maintain throughout the term of this Lease and any extension thereof, at its own expense, Business Interruption insurance covering risk of loss due to the occurrence of any of the hazards insured against under Tenant's "all risk" coverage insurance and providing coverage in an amount sufficient to permit the payment of rents, taxes, insurance and operating expenses payable hereunder for a period (in such case) of not less than six (6) months.

(e) In the event the Premises are located in an area identified by the National Flood Insurance Program as an area having "special flood hazards" (zones beginning with "A" or "V," Tenant shall maintain throughout the term of this Lease and any extension thereof, flood insurance for the full replacement value of the Premises, with any deductible in excess of Fifty Thousand Dollars ($50,000.00) to be approved by Landlord.

(f) In the event the Premises are located in a major earthquake damage area and earthquake insurance is available, Tenant shall maintain throughout the term of this Lease and any extension thereof earthquake insurance for the full replacement value of the Premises, with any deductible in excess of Fifty Thousand Dollars ($50,000.00) to be approved by Landlord.

(g) All insurance companies providing the coverage required under this Paragraph 4 shall be selected by Tenant and shall be rated A minus (A-) or better by Best's Insurance Rating Service, shall be licensed to write insurance policies in the state in which the Premises is located, and shall be acceptable to Landlord in Landlord's reasonable discretion. Tenant shall provide Landlord with copies of all policies or certificates of such coverage for the insurance coverages referenced in this paragraph 4, and all Commercial General Liability and Umbrella Liability or Excess Liability policies shall name Landlord (and if Landlord is either a general or limited partnership, all general partners) and any mortgagee designated by Landlord as an additional insured. Any such coverage for additional insureds shall be primary and non-contributory with any insurance carried by Landlord or any other additional insured hereunder. All property insurance policies shall name Landlord as an additional insured or as a loss payee as Landlord's interests may appear, and shall provide that all losses shall be payable as herein provided. All such policies of insurance shall provide that the amount thereof shall not be reduced and that none of the provisions, agreements or covenants contained therein shall be modified or canceled by the insuring company or companies without thirty (30) days prior written notice being given to Landlord; and that all insurance proceeds shall be paid by check jointly payable to Landlord and Tenant. Such policy or policies of insurance may also cover loss or damage to Tenant's Property, and the insurance proceeds applicable to Tenant's Property shall not be paid to Landlord or any mortgagee but shall accrue and be payable solely to Tenant. In the event of a casualty, Tenant shall be responsible for any deficiency between the replacement cost of the Premises and the amount actually paid by the insurance company.

5.   MAINTENANCE AND REPAIR

     (a) Tenant shall maintain the Premises and all buildings and improvements thereon (interior and exterior, structural and
otherwise)  in  good  order  and  repair  and,  subject  to   the
provisions of subparagraph 4(a) with respect to damage within the last twenty-four (24) months of the Lease, and paragraph 6 herein, return the Premises and all buildings and improvements thereon at the expiration of the term of this Lease or any extension thereof in as reasonably as good condition as when received, ordinary wear and tear excepted.

(b) Tenant agrees that Landlord shall have no obligation under this Lease to make any repairs or replacements (including the replacement of obsolete components) to the Premises or the buildings or improvements thereon, or any alteration, addition, change, substitution or improvement thereof or thereto, whether structural or otherwise. The terms "repair" and "replacement" include the replacement of any portions of the Premises which have outlived their useful life during the term of the Lease (or any extensions thereof). Landlord and Tenant intend that the Rent received by Landlord shall be free and clear of any expense to Landlord for the construction, care, maintenance (including common area maintenance charges and charges accruing under easements or other agreements relating to the Premises), operation, repair, replacement, alteration, addition, change, substitution and improvement of or to the Premises and any building and improvement thereon. Upon the expiration or earlier termination of this Lease, Tenant shall remain responsible for, and shall pay to Landlord, any cost, charge or expense for which Tenant is otherwise responsible for hereunder attributable to any period (prorated on a daily basis) prior to the expiration or earlier termination of this Lease.

(c) Tenant acknowledges and agrees that the Premises are and shall be leased by Landlord to Tenant in its present "AS IS" condition, and that Landlord makes absolutely no representations or warranties whatsoever with respect to the Premises or the condition thereof. Tenant acknowledges that Landlord has not investigated and does not warrant or represent to Tenant that the Premises are fit for the purposes intended by Tenant or for any other purpose or purposes whatsoever, and Tenant acknowledges that the Premises are to be leased to Tenant in their existing condition, i.e., "AS IS," on and as of the Effective Date.

6.   CONDEMNATION

     (a) In the event that the whole or any material part of the building on the Premises or a material portion of the land constituting a portion of the Premises (for purposes hereof, "material" shall mean (i) more than twenty percent (20%) of the building on the Premises or (ii) more than forty percent (40%) of the land or (iii) more than ten percent (10%) of the parking spaces or (iv) the drive thru lane or (v) the primary means of access, ingress and egress to and from the Premises) shall be taken during the term of this Lease or any extension or renewal thereof for any public or quasi-public use under any governmental law, ordinance, regulation or by right of eminent domain, or shall be sold to the condemning authority under threat of condemnation with the result that the Premises cannot continue to be operated as the type of restaurant contemplated herein, or if all reasonable access to the adjacent roadways from the existing or comparable curb cuts shall be taken (any of such events being hereinafter referred to as a "taking"), Tenant shall have the option of terminating this Lease as of a date no earlier than the date of such taking, such termination date to be specified in a notice of termination to be given by Tenant to Landlord not fewer than fourteen (14) days prior to the date on which possession of the Premises, or part thereof, must be surrendered to the condemning authority or its designee.

(b) In the event of any taking which does not give rise to an option to terminate or in the event of a taking which does give rise to an option to terminate and Tenant does not elect to terminate, Landlord shall make its award available to Tenant and Tenant shall, to the extent of the award from such taking (which word "award" shall mean the net proceeds after deducting expenses of any settlement, or net purchase price under a sale in lieu of condemnation but shall exclude the value of Landlord's reversionary interest, to the extent specifically allocated and awarded for same), promptly restore or repair the Premises and all improvements thereon (except those items of Tenant's Property which Tenant is permitted to remove under the terms of this Lease) to the same condition as existed immediately prior to such taking insofar as is reasonably possible. If the estimated cost of restoration or repair shall exceed the amount of Landlord's award, Tenant shall deposit with Landlord the amount of such excess or post an unconditional bond in favor of Landlord, and in form acceptable to Landlord, in the amount of such excess. The award and any excess shall be held in trust by Landlord and used, to the extent required, for the purpose of such restoration or repair. A just and proportionate part of the Rent payable hereunder shall be abated from the date of such taking until ten
(10) days after Tenant has restored same and thereafter the Rent shall be reduced in proportion to the reduction in the then rental value of the Premises after the taking in comparison with the rental value prior to the taking. If the award shall exceed the amount spent or to be spent promptly to effect such restoration, repair or replacement, such excess shall unconditionally belong to Landlord and shall be paid to Landlord.

(c) In the event of any partial taking where this Lease is not terminated, Tenant shall not be entitled (except for use in reconstruction) to any part of the compensation or award given Landlord for the taking of the fee of the Premises, but Tenant shall have the right to recover from the condemning authority such compensation as is specifically awarded to Tenant (i) to reimburse Tenant for any cost which Tenant may incur in removing Tenant's Property from the Premises and (ii) for loss of Tenant's business.

(d) If this Lease is terminated by reason of a taking, then Landlord shall be entitled to receive the entire award in any such condemnation or eminent domain proceedings or purchase in lieu thereof and Tenant hereby assigns to Landlord all of its right, title and interest in and to all and any part of such award, provided, however, Tenant shall be entitled to receive any award specifically made to reimburse Tenant.

7.   TAXES, ASSESSMENTS, AND ESCROWS

     (a) Tenant shall pay prior to delinquency all taxes and assessments which may be levied upon or assessed against the Premises and all taxes and assessments of every kind and nature whatsoever arising in any way from the use, occupancy or possession of the Premises or assessed against the improvements situated thereon, together with all taxes levied upon or assessed against Tenant's Property. To that end, Landlord shall not be required to pay any taxes or assessments whatsoever which relate to or may be assessed against this Lease, the Rent and other amounts due hereunder, the Premises, improvements and Tenant's Property; provided, however, that any taxes or assessments which may be levied or assessed against the Premises for a period ending after the termination hereof shall be prorated between Landlord and Tenant as of such date. Upon written request by Tenant to Landlord, within thirty (30) days after Tenant receives the paid receipted tax bills, Tenant shall furnish Landlord with copies thereof. Tenant may, at its option, contest in good faith and by appropriate and timely legal proceedings any such tax and assessment; provided, however, that Tenant shall indemnify and hold harmless Landlord from any loss or damage resulting from any such contest, and all expenses of same (including, without limitation, all attorneys' fees, court and other costs) shall be paid solely by Tenant.

(b) In the event Tenant is, or has been, delinquent in the timely payment of insurance premiums, taxes or any assessments which may be levied or assessed against the Premises, then at Landlord's request and in Landlord's sole discretion, Tenant shall escrow funds for insurance, taxes and assessments in the following manner:

          (i) Tenant shall pay to Landlord a sum (the "Initial Yearly Escrow Payment") equal to one-fourth of the Yearly Premium (as defined below), or such greater amount as is deemed necessary by Landlord to be in position to pay the first annual payment of insurance and taxes when due. Thereafter, Tenant shall pay to Landlord on the first day of each month (or on another day designated in writing by Landlord), a sum (herein, together with the Initial Yearly Escrow Payment, the "Escrow Funds") equal to one-twelfth of (a) the yearly taxes and assessments which may be levied on the Property, and (b) the yearly premium installments for fire and other hazard insurance, and such other insurance covering the Premises as Landlord may require pursuant to Paragraph 4 hereof (together the "Yearly Premium"), all as reasonably estimated initially and from time to time by Landlord on the basis of assessments and tax bills and reasonable estimates thereof. Any waiver by Landlord of a requirement that Tenant pay such Escrow Funds may be revoked by Landlord, in Landlord's sole discretion, at any time upon notice in writing to Tenant. Landlord shall apply the Escrow Funds to pay said insurance, taxes and assessments, so long as Tenant is not in Default. No interest shall be payable by Landlord on monies so paid unless required by applicable law, in which event all such interest shall be applied by Landlord to pay such insurance, taxes and assessments. Landlord shall give to Tenant, at Tenant's expense, an annual accounting of the Funds in Landlord's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made.

(ii) If the amount of the Escrow Funds held by Landlord at the time of the annual accounting thereof shall exceed the amount deemed necessary by Landlord to provide for the payment of insurance, taxes and assessments as they become due, such excess shall be credited to Tenant on the next monthly installment or installments of Escrow Funds due. If at any time the amount of the Escrow Funds held by Landlord shall be less than the amount deemed necessary by Landlord to pay the insurance, taxes and assessments as they become due, Tenant shall pay to Landlord any amount necessary to make up the deficiency within thirty (30) days after notice from Landlord to Tenant requesting payment thereof.

(iii) Upon Tenant's Default, Landlord may apply, in any amount and in any order as Landlord shall determine in Landlord's sole discretion, any Escrow Funds held by Landlord at the time of application to pay insurance, taxes and assessments which are now or will hereafter become due. Upon the termination of the Lease (except for termination as a result of Tenant's Default), Landlord shall promptly refund to Tenant any Escrow Funds held by Landlord applicable to the Property.

8.   COMPLIANCE, UTILITIES, SURRENDER

     (a) Tenant at its expense shall promptly comply with all governmental requirements, whether or not compliance therewith shall require structural changes in the Premises; will procure and maintain all permits, licenses and other authorizations required for the use of the Premises or any part thereof then being made and for the lawful and proper installation, operation and maintenance of all equipment and appliances necessary or appropriate for the operation and maintenance of the Premises, and shall comply with all easements, restrictions, reservations and other instruments of record applicable to the Premises. Tenant shall indemnify and save Landlord harmless from all expenses and damages by reason of any notices, orders, violations or penalties filed against or imposed upon the Premises, or against Landlord as owner thereof, because of Tenant's failure to comply with this paragraph.

(b) Tenant shall pay all charges for heat, water, gas, sewage, electricity and other utilities used or consumed on the Premises and shall contract for the same in its own name. Landlord shall not be liable for any interruption or failure in the supply of any such utility service to the Premises unless caused by or resulting from the gross negligence or willful misconduct of Landlord, its agents, servants, employees or contractors.

(c) Tenant shall peacefully surrender possession of the Premises, the buildings and other improvements thereon, to Landlord at the expiration, or earlier termination, of the original term or any extended or renewed term of this Lease.

9.   QUIET ENJOYMENT

     Landlord covenants and warrants that Landlord has full power and authority to make this Lease, and that Tenant shall have and enjoy full, quiet and peaceful possession of the Premises, their appurtenances and all rights and privileges incidental thereto during the term hereof and any renewals or extensions, subject to the provisions of this Lease and any easements, restrictions, reservations and other instruments of record applicable to the Premises and in existence at the time of the conveyance of the Premises to Landlord by Tenant or thereafter.

10.  OPTION TO RENEW

     Tenant shall have two (2) successive five (5) year options to extend this Lease for up to an additional ten (10) years upon the same terms, covenants, conditions and rental as set forth herein provided that Tenant is not in default hereunder at the commencement of such option period. Tenant may exercise each such five (5) year option by giving written notice to Landlord not less than six (6) months prior to the Termination Date. Should Tenant fail to give Landlord such timely written notice during the required period, all remaining rights of renewal shall automatically expire.

11.  FIRST RIGHT OF REFUSAL TO PURCHASE

     (a) So long as Tenant is not in default under this Lease, and after Landlord makes an initial transfer of the Premises, Tenant shall have a first right of refusal to purchase the Premises in
accordance  with  the  terms  of  this  paragraph.   If  Landlord
receives and desires to accept a bona fide offer to purchase (excluding (i) any transfer or assignment to an affiliate of Landlord; (ii) any like-kind exchange of the Premises by Landlord pursuant to and in accordance with the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended, and the
Treasury  Regulations  promulgated  thereunder;  and  (iii)   any
assignments and transfers made by Landlord in connection with any securitization of this Lease) the Premises during the term of this Lease or any extension or renewal thereof, Landlord shall deliver a notice to Tenant stating the name of such offeror with a copy of the terms and conditions of such offer attached and Tenant shall have the right to purchase the Premises on the same terms and conditions set forth in Landlord's notice, provided that Tenant delivers written notice to Landlord of its election to do so within twenty (20) days after receipt of such notice from Landlord. If Tenant does not elect to exercise its right to purchase as aforesaid, Landlord may sell the Premises, provided the sale is consummated with the offeror and on substantially the terms and conditions set forth in Landlord's notice to Tenant. The foregoing right of first refusal shall remain in existence notwithstanding its non-exercise in respect to any sale and shall be binding upon Landlord's successors in title.

(b) Tenant's rights granted in (a) above shall be subject and subordinate to any rights or options currently of record or those existing in favor of Franchisor, pursuant to any Franchise
Agreements, if any, between Tenant and Franchisor.

12.  USE; NONCOMPETE

     (a) The use of the Premises shall be limited to operation of (i) a single concept Arby's restaurant or a dual concept Arby's restaurant operated concurrently with another nationally or regionally recognized chain, or (ii) another nationally or regionally recognized chain approved in writing by Landlord and in accordance with such reasonable conditions the Landlord may require to confirm the existence of a valid franchise agreement and all required approvals necessary for a change in use.

(b) Tenant shall not own an interest in, or operate, an Arby's Restaurant or another concept currently in operation on the Premises within a one (1) mile radius of the Premises, unless approved in writing by both Landlord and Franchisor, such approval not to be unreasonably withheld by Landlord. Violation of this covenant shall constitute a default hereunder and, because the parties agree that damages would not be an adequate remedy, Tenant hereby agrees that Landlord shall be entitled to equitable relief, including injunctive relief and specific performance in addition to any remedy available at law.

13.  DEFAULT

     (a) If any one or more of the following events occur, said event or events shall hereby be referred to as a "Default":

          (i) If Tenant fails to pay any additional rent, or any other charges required hereunder or, at Landlord's option, under any other lease or agreement with Landlord or an affiliate of Landlord when same shall become due and payable, and such failure continues for ten (10) days after written notice from Landlord.

(ii) If Tenant shall fail to perform or observe any term, condition, covenant, agreement, or obligation of this Lease or, at Landlord's option, any other lease or other agreement with Landlord or an affiliate of Landlord, and such failure continues for thirty (30) days after written notice from Landlord (except that such thirty (30) day period shall be automatically extended for such additional period of time as is reasonably necessary to cure such Default, if such Default cannot be cured within such period, provided Tenant is in the process of diligently curing the same).

(iii) If any default or event of default shall occur and remain uncured under any franchise agreement ("Franchise Agreement") between Tenant and Franchisor following any cure period applicable thereto and established in the Franchise Agreement, or if such Franchise Agreement is terminated for any reason; provided however, that upon such termination, Tenant shall have a period of six (6) months within which to obtain a new franchise agreement for operation of a nationally or regionally recognized restaurant concept at the Premises, before such default shall be actionable by Landlord. Notwithstanding the foregoing, Tenant shall have the right to engage in good faith disputes with Franchisor under the Franchise Agreement without such dispute constituting a default under this Lease, provided that such dispute shall not prevent Tenant from performing its obligations under this Lease.

(iv) If Tenant fails to continuously operate its business within the Premises except for temporary periods of closure caused by casualty, or temporary and reasonable periods of remodeling, not to exceed ninety (90) days in any Lease Year without first obtaining Landlord's written approval.

(v) If Tenant shall make an assignment for the benefit of creditors or file a petition, in any federal or state court, in bankruptcy, reorganization, composition, or make an application in any such proceedings for the appointment of a trustee or receiver for all or any portion of its property.

(vi) If any petition shall be filed under federal or state law against Tenant in any bankruptcy, reorganization, or insolvency proceedings, and said proceedings shall not be dismissed or vacated within thirty (30) days after such petition is filed.

(vii) If a receiver or trustee shall be appointed under federal or state law for Tenant, or any guarantor of Tenant's obligations hereunder, for all or any portion of the property of either of them, and such receivership or trusteeship shall not be set aside within thirty (30) days after such appointment.

     (b) Upon the happening of any one or more of the aforementioned Defaults which are not cured within the cure period applicable thereto, if any, Landlord shall have the right, in addition to any other rights and remedies, to terminate this Lease by giving written notice of same to Tenant. Upon such notice, this Lease shall cease and expire, and Tenant shall surrender the Premises
to   Landlord.    Notwithstanding  such   termination,   Tenant's
liability  and  obligation under all provisions  of  this  Lease, including the obligation to pay Rent and any and all other amounts due hereunder shall survive and continue. In addition, in  the event of Tenant's Default under this Lease, Landlord may, by  notice to Tenant, accelerate the monthly installments of Rent due hereunder for the remaining term of this Lease, in which event such amount, together with any sums then in arrears, shall immediately be due and payable to Landlord. In the event of such acceleration, Landlord shall be entitled to recover from Tenant
(in addition to any other damages provided in this section) the following: (1) the worth at the time of the award of twelve (12) months of then current rent; plus (2) the worth at the time of award of the amount by which (i) the unpaid rent for the balance of the term beginning twelve (12) months after the time of award, exceeds (ii) the amount of such rental loss during such period that Tenant proves could be reasonably avoided, based upon the
then  current  rental value of the Premises.   As  used  in  this
subsection (2) and in subsection (1) above, the "worth at the time of award' is computed by discounting such amount at the rate of ten percent (10%). Tenant hereby expressly agrees that its occupation of the Premises after default constitutes forcible detainer (or equivalent) as is defined by the law in force in the jurisdiction in which the Premises are located. In addition, in the event of Tenant's Default under this Lease, and further in the event that a Construction Addendum is attached to the Lease, then, in addition to all other rights and remedies of Landlord under this Lease, Landlord may cease funding of any amounts under such Construction Addendum.

(c) If this Lease shall terminate as provided hereinabove, Landlord may re-enter the Premises and remove Tenant, its agents and sub-tenants, together with all or any of Tenant's Property, by suitable action at law, or by force. Tenant waives any right to the service of any notice of Landlord's intention to re-enter and Landlord shall not be liable in any way in connection with any action it takes pursuant to this paragraph. Notwithstanding such re-entry or removal, Tenant's liability under Lease shall survive and continue.

(d) In case of re-entry, repossession or termination of this Lease, Tenant shall remain liable for Rent (with any Percentage Rent described in the Rent Addendum to be paid at the rate paid during the Lease Year prior to the date of Default), any additional rent and all other charges provided for in this Lease for the otherwise remaining term of this Lease, and any and all expenses which Landlord may have incurred in re-entering the Premises including, but not limited to, allocable overhead, alterations to the building, leasing, construction, architectural, legal and accounting fees. Landlord shall have the right, but not the obligation, to relet the whole or part of the Premises upon terms which Landlord, in its sole discretion, deems appropriate and Tenant shall be responsible for all expenses incurred by Landlord in re-letting or attempting to re-let and all rent collected for reletting shall be credited against all of Tenant's obligations hereunder.

(e) In the event of a Default, Landlord may, at its sole option, enter upon the Premises, if deemed necessary by Landlord in its sole discretion, and/or do whatever may be deemed necessary by Landlord in its sole discretion to cure such failure by Tenant. Tenant shall pay to Landlord within five (5) days of Landlord's request, all costs incurred by Landlord in connection with Landlord's curing of such failure. In addition to the above costs, in the event Landlord does not receive payment from Tenant when due under this subparagraph 13(e), then interest at the rate of eighteen percent (18%) per annum or, if less, the highest rate allowable by law, shall be due and payable with respect to such payment from the due date thereof until Landlord receives such payment.

(f) In the event Landlord engages legal counsel in connection with the enforcement of any of the terms and provisions of this Lease, then, in addition to all other sums due from Tenant to Landlord under this Lease, Tenant shall pay to Landlord any and all reasonable attorneys' fees, paralegal fees, and legal costs and expenses incurred by Landlord, whether or not judicial proceedings are filed, and including on appeal and in any bankruptcy proceedings.

(g) The rights and remedies of Landlord set forth herein shall be in addition to any other right and remedy now or hereinafter provided by law, and all such rights and remedies shall be cumulative. No action or inaction by Landlord shall constitute a waiver of any Default, and no waiver of any Default shall be effective unless it is in writing, signed by Landlord.

14.  HOLDING OVER

     In the event Tenant remains in possession of the Premises after the expiration of this Lease without executing a new written lease acceptable to Landlord and Tenant, Tenant shall occupy the Premises as a tenant from month to month subject to all the terms hereof (except as modified by this Paragraph), but such possession shall not limit Landlord's rights and remedies by reason thereof nor constitute a holding over. In the event of such month to month tenancy, the monthly installment of Annual
Rent due for each such month shall increase to be twice the monthly installment thereof which was payable during the last month of the term of this Lease, and Percentage Rent due for each such month shall be one twelfth of the average annual Percentage Rent paid by Tenant for the last three years of the term of this Lease.

15.  WAIVER OF SUBROGATION

     Notwithstanding anything in this Lease to the contrary, other than Tenant's obligations to repair, restore or rebuild described in paragraph 4 of this Lease, neither party shall be liable to the other for any damage or destruction of the Premises of the other resulting from fire or other casualty covered by insurance required of either party hereunder, whether or not such loss, damage or destruction of the Premises are caused by or results from the negligence of such party (which term includes such party's officers, employees, agents and invitees), and each party hereby expressly releases the other from all total liability for or on account of any said insured loss, damage or destruction, whether or not the party suffering the loss is insured against such loss, and if insured whether fully or partially. Each party shall procure all endorsements of insurance policies carried by it necessary to protect the other from any right of subrogation and/or liability in the event of such loss.

16.  LANDLORD'S LIEN FOR RENTS

     As security for Tenant's payment of Rent and all other payments required to be made by Tenant hereunder (including, by way of illustration only, taxes, damage to the Premises, court costs, and attorneys' fees) Tenant hereby grants to Landlord a lien upon all of Tenant's Property now or hereafter located upon the Premises. The lien herein provided shall be subordinate to the lien of any chattel mortgage, collateral assignment or security interest given by Tenant to any seller of Tenant's Property. In the event of a Default, Landlord may enter upon the Premises and take possession of Tenant's Property, or any part thereof, and may sell all or any part of Tenant's Property at public or private sale in one or successive sales, with or without notice, to the highest bidder for cash and on behalf of Tenant. Landlord may sell and convey Tenant's Property, or any part thereof, to such bidder, delivering to such bidder all of Tenant's title and interest in such property sold to him. The proceeds of such sale shall be applied by Landlord toward the costs of such sale and then toward the payment of all sums when due by Tenant to Landlord under this Lease.

17.  ASSIGNMENT AND SUBLETTING

     (a) After the initial transfer or sale of the Premises by Landlord, Tenant may assign or sublet the Premises to a majority owned subsidiary or affiliate of RTM, Inc., or to a franchisee or any parent or operating subsidiary of Tenant, or a corporation or other entity with which Tenant may merge or consolidate or to which Tenant may sell all or a substantial portion of its assets or stock; provided, however, that the Property shall be used only as it was used prior to such transfer event, and provided further that the party merging, consolidating or purchasing the asset or stock of Tenant shall execute and deliver to the Landlord a full and unconditional guarantee of the obligations of Tenant. Tenant shall not have the right to assign or sublet any part or all of the Premises to any other parties for any other purposes, without first obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed by
Landlord. Even if such consent to assignment or subletting is given by Landlord, such assignment or subletting shall not relieve Tenant of its liability for the continued performance of all terms, covenants and conditions of this Lease, including without limitation the payment of all Rent and other charges thereunder.

(b)  [INTENTIONALLY DELETED]

(c) Prior to any assignment allowed hereunder, Tenant shall deliver to Landlord (i) a copy of the assignment documents (including copies of any recorded documents related thereto);
(ii) the name, address and telephone number of such assignee and a designated contact person for such assignee; (iii) a new insurance policy and binder complying with the terms of this Lease and naming such assignee as the tenant of the Premises; and
(iv) an agreement executed by such assignee, in recordable form, whereby such assignee assumes and agrees to discharge all obligations of Tenant under this Lease. Notwithstanding anything in this Lease to the contrary, in the event of any assignment of this Lease or subletting of the Premises, Tenant shall not be released from its obligations under this Lease unless specifically released by virtue of a separate written instrument executed by Landlord, which may be withheld in Landlord's sole discretion.

(d) Landlord shall have the right without limitation (subject to paragraph 11 hereof) to sell, convey, transfer or assign its interest in the Premises or its interest in this Lease, and upon such conveyance being completed all covenants and obligations of Landlord under this Lease accruing thereafter shall cease, but such covenants and obligations shall run with the land and shall be binding upon the subsequent landlord or owners of the Premises or of this Lease.

18.  SUBORDINATION, NON-DISTURBANCE, ATTORNMENT, ESTOPPEL
     CERTIFICATE.

     (a) Upon written request of the holder of any mortgage (which term "mortgage" shall also include deeds of trust) now or hereafter relating to the Premises, Tenant will subordinate its rights under this Lease to the lien thereof and to all advances made or hereafter to be made upon the security thereof, and Tenant shall execute, acknowledge and deliver an instrument in the form customarily used by such encumbrance holder to effect such subordination; provided, however, as a condition of all such subordinations, the holder of such mortgage shall be first required to execute an agreement in recordable form with Tenant that, notwithstanding the foreclosure or other exercise of rights under any such first or other mortgage, Tenant's possession and occupancy of the Premises and the improvements and its leasehold estate shall not be disturbed or interfered with nor shall Tenant's rights and obligations under this Lease be altered or adversely affected thereby so long as Tenant is not in Default.

(b) Notwithstanding anything set out in subparagraph (a) above to the contrary, in the event the holder of any such mortgage elects to have this Lease be superior to its mortgage, then upon Tenant's being notified to that effect by such encumbrance holder, this Lease shall be deemed prior to the lien of said mortgage, whether this Lease is dated prior or subsequent to the date of said mortgage, and Tenant shall execute, acknowledge and deliver an instrument, in the form customarily used by such encumbrance holder, effecting such priority.

(c) In the event proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under any mortgage made by Landlord encumbering the Premises, or in the event of delivery of a deed in lieu of foreclosure under such a mortgage Tenant will attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as "Landlord" under this Lease, and upon the request of the purchaser, Tenant shall execute, acknowledge and deliver an instrument, in form and substance satisfactory to such purchaser, evidencing such attornment.

(d) Each party agrees, within seven (7) days after written request by the other, to execute, acknowledge and deliver to and in favor of any proposed mortgagee or purchaser of the Premises, an estoppel certificate, in the form customarily used by such proposed mortgagee or purchaser, stating, among other things (i) whether this Lease is in full force and effect, (ii) whether this Lease has been modified or amended and, if so, identifying and describing any such modification or amendment, (iii) the date to which Rent and other charges have been paid, and (iv) whether the party furnishing such certificate knows of any default on the part of the other party or has any claim against such party and, if so, specifying the nature of such default or claim.

(e) Upon written demand by the holder of any mortgage covering the Premises, Tenant shall forthwith execute, acknowledge and deliver an agreement in favor of and in the form customarily used by such encumbrance holder, by the terms of which Tenant will agree to give prompt written notice to such encumbrance holder in the event of any casualty damage to the Premises or in the event of any default on the part of Landlord under this Lease, and will agree to allow such encumbrance holder a reasonable length of time after notice to cure or cause the curing of such default before exercising Tenant's rights under this Lease, or terminating or declaring a default under this Lease.

19.  COOPERATION

     (a) Landlord shall fully cooperate with Tenant throughout the term of this Lease to secure or maintain proper zoning, building and other permits and compliance with all applicable laws. Landlord shall execute any petitions, requests, applications and the like as Tenant shall reasonably request in order to obtain any permit, license, variances and approvals which, in the reasonable judgment of Tenant, are necessary for the lawful
construction  and/or  operation  of  Tenant's  business  on   the
Premises, provided, however, that Tenant shall indemnify and save Landlord harmless from any and all expenses, costs, charges, liabilities, losses, obligations, damages and claims of any type which may be imposed upon, asserted against or incurred by Landlord by reason of same.

(b) In the event that Tenant elects to purchase the Premises pursuant to the terms and conditions of Paragraph 11 hereof, Landlord shall have the right, in Landlord's sole discretion, to enter into an exchange agreement (the "Exchange Agreement") with a qualified intermediary (the "Intermediary") in order to effectuate a like-kind exchange of the Premises for one or more other properties (the "Replacement Property"). Landlord and Tenant agree that, at Landlord's option, Tenant shall cooperate with Landlord in effecting a like-kind exchange of the Premises by Landlord pursuant to and in accordance with the provisions of
Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, which cooperation shall include, without limitation, Tenant's consent to Landlord's assignment of its interest in Tenant's exercise of Tenant's right of first refusal to the Intermediary and Tenant receiving or taking title to the Premises from the Intermediary or another third party utilized in the transaction in order to facilitate the like-kind exchange on behalf of Landlord.

20.  NOTICES

     All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered by a nationally recognized overnight courier or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

     If to Landlord:      CNL RESTAURANT INVESTORS PROPERTIES, LLC
                          P.O. Box 1711
                          Orlando, FL 32802-1711

     with copy to:        DALE A. BURKET, ESQUIRE
                          Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
                          215 North Eola Drive
                          Post Office Box 2809
                          Orlando, Florida 32802

     If to Tenant:        FRANCHISE ASSOCIATES, INC.
                          5354 Parkdale Drive
                          Suite 100
                          Minneapolis, Minnesota  55416
                          Attention:  Mr. J. Russell Welch, Senior Vice
                          President

     with a copy to:      RTM, Inc.
                          5995 Barfield Road
                          Atlanta, Georgia  30328
                          Attention:  General Counsel

     Any party may change its address for notices by written notice in like manner as provided in this paragraph and such change of address shall be effective seven (7) days after the date notice of such change of address is given. Notice for purposes of this Lease shall be deemed received upon the earlier of (i) actual receipt or (ii) in the case of delivery by a nationally recognized overnight courier service on the first
(1st) business day after deposit with the service or (iii) in the event of certified mail, on the fifth (5th) business day after deposit in the United States mail.

21.  INDEMNIFICATION

     Tenant does hereby indemnify and exonerate Landlord against and from all liabilities, losses, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architects' fees, attorneys' fees, paralegal fees, and legal costs and expenses incurred by Landlord, whether or not judicial proceedings are filed, and including on appeal and in any bankruptcy proceedings, which may be imposed upon or asserted against or incurred by Landlord by reason of any of the following occurring:

     (a) any work or thing done in respect of construction of, in or to the Premises or any part of the improvements now or hereafter constructed on the Premises;

(b) any use, possession, occupation, operation, maintenance or management of the Premises or any part hereof;

(c) any failure to, or to properly, use, possess, occupy, operate, maintain or manage the Premises or any part thereof;

(d) the condition, including environmental conditions, of the Premises or any part thereof;

(e) any negligence on the part of Tenant or any of its agents, contractors, servants, employees, licensees or invitees;

(f) any accident, injury or damage to any person or property occurring in, on or about the Premises or any part thereof including any sidewalk adjacent thereto; or

(g) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be performed or complied with.

22.  HOLD HARMLESS

     Tenant agrees to hold Landlord harmless against any and all claims, damages, accidents and injuries to persons or property caused by or resulting from or in connection with anything in or pertaining to or upon the Premises during the term of this Lease or while Tenant is occupying the Premises, except if such claim, damage, accident or injury shall be caused by the negligence or willful misconduct of Landlord or its agents. Landlord shall not be liable to Tenant, Tenant's employees, agents, invitees, licensees or any other person whomsoever for any injury to person or damage to property on or about the Premises caused by the negligence or misconduct of Tenant, its agents, servants or employees or of any other person entering the building under expressed or implied invitation by Tenant or due to any other cause whatsoever, unless caused by the negligence or willful misconduct or neglect of Landlord, its employees or its authorized representatives.

23.  LANDLORD'S LIABILITIES

     The term "Landlord" as used in this Lease means the owner from time to time of the Premises. Neither Landlord nor any partner, shareholder or beneficiary thereof shall have any personal liability with respect to any of the provisions of this Lease and if Landlord is in default with respect to its obligations hereunder Tenant shall look solely to the equity of Landlord in the Premises.

24.  SUCCESSORS

     The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns.

25.  ENTIRE AGREEMENT/MEMORANDUM OF LEASE

     This Lease contains the entire agreement between the parties hereto and may not be modified in any manner other than in writing signed by the parties hereto or their successors in interest. A memorandum of this Lease shall be executed by the parties and shall be recorded in the official records of the county where the Premises are located.

26.  GENDER

     Whenever the context hereof permits or requires, words in the singular may be regarded as in the plural and vice-versa, and personal pronouns may be read as masculine, feminine and neuter.

27.  BROKERAGE FEES

     It is understood and agreed that neither party has incurred any real estate brokerage fees or commissions arising out of this Lease and each party agrees to hold the other harmless from and against all such fees and commissions incurred, and costs related thereto including legal fees, as a result of its own conduct or alleged conduct.

28.  CAPTIONS

     The captions of this Lease are for convenience only, and do not in any way define, limit, disclose, or amplify terms or provisions of this Lease or the scope or intent thereof.

29.  LANDLORD'S RIGHT TO CURE

     In the event Tenant shall fail, refuse or neglect to perform, observe or comply with any term, condition, covenant, agreement or obligation contained in the Lease on its part to be performed or complied with, after receipt of notice and failure of Tenant to undertake an appropriate cure, then the Landlord may, at its sole option, enter upon the Premises, if deemed necessary by Landlord in its sole discretion, and/or do whatever may be deemed necessary by Landlord in its sole discretion to cure such failure by Tenant. Tenant shall pay to Landlord within five (5) days of receipt of Landlord's request, all costs incurred by Landlord in connection with Landlord's curing of such failure by Tenant including, but not limited to, reasonable attorney and paralegal fees actually incurred whether or not judicial proceedings are involved. In addition to the above costs, in the event Landlord does not receive payment from Tenant when due as set forth in this paragraph, interest at the lower of the highest lawful rate or the rate of eighteen percent (18%) per annum shall be due and payable with respect to such payment from the date of expiration of the period of grace or cure applicable thereto following Landlord's delivery of a written notice of default, until Landlord receives such payment.

30.  NOT A SECURITY ARRANGEMENT

     The   parties  hereto  agree  and  acknowledge   that   this
transaction  is  not  intended  as  a  security  arrangement   or
financing secured by real property, but shall be construed for all purposes as a true lease.

31.  NET LEASE

     It is the intention of the parties hereto that this Lease is and shall be treated as a triple net lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate (except as expressly provided in subparagraph 4(a)) nor shall Tenant be entitled to any abatement, suspension, deferment, reduction (except as expressly provided in subparagraph 6(b) hereof), setoff, counterclaim, or defense with respect to the rent. The parties intend that Tenant be obligated hereunder to pay all costs and expenses incurred with respect to, and associated with, the Premises and the business operated thereon and therein; provided, however, that Landlord shall nonetheless be obligated to pay (i) any debt service on any mortgage encumbering Landlord's fee simple interest in the Premises; (ii) Landlord's personal income taxes with respect to the rents received by Landlord under this Lease; and (iii) any expenses related solely to the partnership or corporate restructuring, as the case may be, of the Landlord. Except as expressly hereinabove provided, Landlord shall bear no cost or expense of any type or nature with respect to, or associated with, the Premises. The parties also intend that the obligations of Tenant hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

32.  WAIVER

     No waiver by Landlord of any provision hereof shall be deemed a wavier of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

33.  TIME OF THE ESSENCE

     Landlord and Tenant agree that time shall be of the essence of all terms and provisions of this Lease.

34.  GOVERNING LAW

     This Lease shall be construed in accordance with the laws of the state in which the Premises are located.

35.  LEASE SECURITIZATION

     Landlord reserves the right to assign, transfer, participate, pledge, hypothecate or encumber, or any combination thereof, all or any part of Landlord's interest in this Lease or any of the collateral and documents mentioned herein without Tenant's consent. Without limiting the generality of the foregoing, Tenant acknowledges that this Lease may be securitized, and Tenant agrees to cooperate in good faith with Landlord's reasonable requests relating to the securitization program process and requirements, and agrees and acknowledges that all information relating to Tenant and this Lease may be made available by Landlord to the other participants in the lease securitization, and Tenant agrees to assist Landlord in completing any documents necessary to accomplish any such transfer and/or securitization transaction. Tenant hereby authorizes Landlord to provide any information regarding Tenant in all reports required as part of a lease securitization program or by any governmental body regulating Landlord. The parties intend this provision apply only to the extent that investors (not to include direct competitors), investment bankers and rating agencies request such financial information about the Tenant.

                    [Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Lease Agreement to be executed the day and date first above written.

                                             "LANDLORD"

Signed, Sealed and Delivered
in the presence of:              CNL RESTAURANT INVESTORS
                                 PROPERTIES, LLC, a Delaware
                                 limited liability company
  /s/ Wilda Otero
Name: Wilda Otero                BY: CNL RESTAURANT INVESTORS
                                     PROPERTIES, INC., a
                                     Delaware corporation, as
  /s/ Emma R Rullan                  Managing Member
Name: Emma R Rullan

                                 By: /s/ Robert W Chapin
                                         Robert W. Chapin, Jr.,
                                         President

                                          (CORPORATE SEAL)


STATE OF FLORIDA
COUNTY OF ORANGE

     The foregoing was acknowledged before me this 13 day of February 2001, by Robert W. Chapin, Jr., as President of CNL RESTAURANT INVESTORS PROPERTIES, INC., a Delaware corporation, as Managing Member of CNL RESTAURANT INVESTORS PROPERTIES, LLC, a Delaware limited liability company, on behalf of the corporation and limited liability company.


                                    /s/ Wilda Otero
          (NOTARY SEAL)             Notary Public, State of Florida

                                   Printed Name:
                                   Notary Commission No.
                                   My Commission Expires:

                                             "TENANT"

                                   FRANCHISE ASSOCIATES, INC., a
                                   Minnesota corporation


  /s/ Deena Carvajal               By: /s/ Douglas N Benham
Name: Deena Carvajal               Name:   Douglas N Benham
                                   As Its: Senior Vice President

Name:                                     (CORPORATE SEAL)


                                   FRANCHISE ASSOCIATES, INC., a
                                   Minnesota corporation


  /s/ Deena Carvajal               By: /s/ Daniel T Collins
Name: Deena Carvajal               Name:   Daniel T Collins
                                   As Its: Vice President

Name:                                     (CORPORATE SEAL)


STATE OF GEORGIA
COUNTY OF FULTON

     The foregoing was acknowledged before me this 13th day of February 2001, by Douglas N Benham, as Senior Vice President of
FRANCHISE ASSOCIATES, INC., a Minnesota corporation, on behalf of the corporation.


                                    /s/ Jacqueline M Stubbs
          (NOTARY SEAL)             Notary Public, State of Georgia

                                   Printed Name:
                                   Notary Commission No.
                                   My Commission Expires:


STATE OF GEORGIA
COUNTY OF FULTON

     The foregoing was acknowledged before me this 13th day of February 2001, by Daniel T Collins, as Vice President of
FRANCHISE ASSOCIATES, INC., a Minnesota corporation, on behalf of the corporation.


                                    /s/ Jacqueline M Stubbs
          (NOTARY SEAL)             Notary Public, State of Georgia

                                    Printed Name:
                                    Notary Commission No.
                                    My Commission Expires:


EXHIBITS ATTACHED

Exhibit "A" - Legal Description


                           EXHIBIT "A"



                Legal Description of the Premises


 Arby's/Sbarro, Site #6910/Coon Rapids, Anoka County, Minnesota

Parcel A:

Lot  2,  Block  1,  of Riverdale Commons Fourth  Addition,  Anoka
County, Minnesota

Parcel B:

Nonexclusive appurtenant easements as contained in Reciprocal Easement Agreement dated November 8, 1995, filed December 20,
1995, as Document No. 275288, as amended by Amendment to Reciprocal Easement Agreement dated February 28, 1997, filed March 7, 1997, as Document No. 293713, as amended by Second Amendment to Reciprocal Easement Agreement dated February 28, 1997, filed March 7, 1997, as Document No. 293714, as amended by Fourth Amendment To Reciprocal Easement Agreement dated November 12, 1997, filed November 13, 1997, as Document No. 303549, as amended by Fifth Amendment To Reciprocal Easement Agreement dated October 12, 1998, filed December 23, 1998, as Document No. 325412

AND

Nonexclusive appurtenant easements as contained in Operation and Easement Agreement as contained in document dated November 12, 1997, filed November 13, 1997, as Document No. 303551, as amended by First Amendment to Operation and Easement Agreement as contained in document dated October 12, 1998, filed December 23, 1998, as Document No. 325413.


                           EXHIBIT "B"

                           Arby's Unit

Arby's/Sbarro, Site #6910/Coon Rapids, Anoka County, Minnesota


All Furniture, Trade Fixtures, Equipment and other personal property now or hereafter owned by Lessee and located at the Premises whether affixed to the realty or not and including those items listed under Part I hereinafter, but specifically excluding from said Furniture, Trade Fixtures, Equipment and other personal property, those items listed under Part II hereinafter.

                             Part I

2    Ice Tea Dispensers
1    Knife Rack w/skirt
1    Wall Mounted Employee Lockers
2    Microwave - 2200 Watts
1    Electric Griddle (Breakfast units only)
2    Packet Rack Condiment Holder
1    Fry Freezer on Casters w/warranty
1    Safe w/Smart Lock
1    Water Filter System w/Prefilter
1    Warmer 2 Stacked w/Casters
2    Cheese Pump
1    Battery of 3 Fryers
1    1" Gas Hose Kit
1    Ice Machine w/Ice Bin
1    Double Oven w/Casters
1    3/4" Gas Hose Kit
1    Shake Machine
1    Mixer
1    Can Opener
1    Lever Waster Drains (set of 5)
3    Faucet
1    Slicer w/Heatlamp
1    Slicer w/Vegetable Chute
1    Twin Airpot Brewer


                       Part I - continued


1    Case of Airpots (6) - 4 Black and 2 Orange
1    24" Ticket Holder
4    Cup Dispensers - Vertical Mount
8    Cup Dispensers - Horizontal Mount
2    Toaster
2    Dessert DisplayCase
1    Chemical Cabinet
1    Lot Dry Storage Mobile Shelving/Cooler & Freezer Shelving
1    4 Compartment Sink
1    Lot 4 Compartment Sink Shelving
1    Prep Sink
1    Lot Prep Sink Shelving
1    Lot Music System Shelving
1    Lot Front Counter Shelving
1    Prep Table (30" x 108")
1    Griddle Table (24" x 36") (Breakfast units only)
1    54" Fry Dump Type A w/Dry Storage & Shelf
1    16'-0" Slicer Table w/Handsink
1    Standard Smallwares Package
1    VCR Wireless Remote
3    Accuweigh Scale
1    CO2 System: Carbonizer 400, Bulk CO2Tank
1    1/2" Interior Menuboard System
1    Full Exterior Menuboard w/Speakerpost
1    Set 3 Appendages for Exterior Menuboard System
1    Standard 1 Tower Coke System for D/T Window
1    Set Self-Serve Drink System w/Icemaker & 6 Soda Valves
1    Set Slide-Out Units for Self-Serve Beverage Bar
1    Register Package
1    Drive-Thru & Dining Area Music System
1 Signage Package (B-16 Sign w/5x8 Readerboard, (4) sets 36" Arby's Building Letters, 48" Exposed Neon Logo)
1    Set Exterior Awnings
1    Border Neon Package
1    Remote Condiment Dispensing System
1    Portion Cup Dispensers
1    Decor/Seating Package
Lot  Pendant Lights
                       Part I - continued

Lot  Convection oven, display cabinets, gourmet coffee system and signage used in the operation of a "TJ Cinnamon's"
     franchise at the Premises.
2    Exhaust Hood with Exhaust Fans and Fire Extinguisher
Lot  Yard Lights
1    Walk-In Cooler/Freezer & Remote Condenser

                             Part II

     Electrical, Heating and Air Conditioning

                           EXHIBIT "C"

Arby's/Sbarro, Site #6910, Coon Rapids, Anoka County, Minnesota


                          RENT ADDENDUM
                               to
                         LEASE AGREEMENT


     THIS RENT ADDENDUM dated February 20, 2001, by and between CNL RESTAURANT INVESTORS PROPERTIES, LLC, a Delaware limited liability company as "Landlord", and FRANCHISE ASSOCIATES, INC., a Minnesota corporation, as "Tenant", for Arby's/Sbarro, Site #6910, Coon Rapids, Anoka County, Minnesota, is attached to and made a part of that certain Lease Agreement by and between Landlord and Tenant of even date herewith (the "Lease"). Notwithstanding any other provision to the contrary which may be contained in said Lease, it is specifically agreed by and between Landlord and Tenant as follows:

     1. DEFINITIONS. Capitalized terms used in this Rent Addendum shall, unless otherwise defined, have the meaning ascribed to them in the Lease or, if applicable, the Construction Addendum.
In addition, for purposes of this Rent Addendum, the Lease and, if applicable, the Construction Addendum, the following terms shall have the meaning ascribed to them:

     "Gross Sales" shall mean the gross amount charged for all sales or services made from the Premises by Tenant, for cash or credit, paid or unpaid, less any sales taxes, returns, exchanges, allowances, discounts, employee meals, and excluding sales of Tenant's Property or Tenant's leasehold interest. Gross Sales shall include, without limitation, gross Rents or other amounts received by Tenant from the licensees or concessionaires owning and operating coin operated machines and devices, such as cigarette machines, but not the amount taken in by such machines or devices. The term "sales tax" shall mean taxes which by law
(1) are not imposed on Tenant or any other party prior to sale at retail by Tenant, but (2) are imposed on purchasers from Tenant at retail and collectible by Tenant from such purchasers.

     2. COMMENCEMENT OF RENT. On the date hereof, Landlord has simultaneously entered into the Lease with Tenant pursuant to which Tenant has agreed to lease from Landlord the Premises and all improvements now or hereafter constructed thereon. Payment of Rent shall commence as of the Effective Date as provided herein, notwithstanding that any improvements contemplated to be constructed on the Premises may not be constructed or complete at that time.

3.   ANNUAL RENT.

      (A) Beginning on the Annual Rent Commencement Date, Tenant covenants and agrees to pay to Landlord annual rent ("Annual Rent") in the annual amount of One Hundred Thirty-Six Thousand Five Hundred Eighty-Four and 86/100 Dollars ($136,584.86), payable to Landlord in equal monthly installments in the amount of Eleven Thousand Three Hundred Eighty-Two and 07/100 Dollars ($11,382.07) monthly in advance, on the first (1st) day of each month.

(B) INCREASES IN ANNUAL RENT. Commencing at the end of the fifth (5th) Lease Year after the Annual Rent Commencement Date, and on each one (1) year anniversary of such date thereafter during the term of this Lease (and any extension thereof), Annual Rent shall be increased by an amount equal to one percent (1%) of the Annual Rent payable during the immediately preceding Lease Year.

     4. PERCENTAGE RENT. In addition to the Annual Rent set forth above, Tenant shall pay, as additional Rent, percentage rent ("Percentage Rent") as follows: Within thirty (30) calendar days after the expiration of each Lease Year, Tenant shall pay, in one lump sum, an amount equal to (i) four percent (4%) multiplied by Tenant's Gross Sales for the Lease Year then ended, minus (ii) the Annual Rent payable for such Lease Year. At such time, Tenant shall also furnish Landlord a sworn statement showing the Gross Sales made by Tenant during such Lease Year then ended.

     (A) INSPECTION OF RECORDS. Landlord or its duly authorized representatives may on regular business days within reasonable office hours, inspect Tenant's records of Gross Sales and deductions made in the Premises, either at the Premises or elsewhere as reasonably designated by Tenant, provided such inspection is commenced within thirty-six (36) months after a statement of Gross Sales is furnished to Landlord by Tenant or should have been delivered and is limited to the period covered by such statement. Any claim by Landlord for revision of any statement of Gross Sales or for additional Percentage Rent must be made in writing to Tenant within thirty-six (36) months after the date such statement of Gross Sales is mailed to Landlord, or within thirty (30) days following completion of its inspection, otherwise it shall be deemed waived by Landlord.

(B) REPORTING ERRORS. If Landlord inspects Tenant's records as permitted by this Rent Addendum and if such inspection shows an error(s) in the statements submitted by Tenant which results in an understatement of Gross Sales by more than three percent (3%), then in addition to paying the Percentage Rent due, Tenant shall pay Landlord the reasonable cost of such inspection. In the event such inspection shows an overstatement of Gross Sales, then Landlord shall refund such overpayment to Tenant.

     5. SALES/USE TAX. Tenant shall also pay to Landlord any sales and use tax imposed on any Rents payable hereunder from time to time by state law or any other governmental entity, which sums are due monthly as to monthly rent payments and annually as to Percentage Rent on the due date of the rent payment under this Lease.

6. REPORTING. Tenant shall, during the term of this Lease and any extensions thereto: (i) keep books and records reflecting its financial condition including, but not limited to, the operation of the Premises in accordance with generally accepted accounting principles consistently applied; (ii) furnish to Landlord within forty-five (45) days after the end of each fiscal quarter of Tenant an unaudited financial statement of Tenant and a statement of income and expenses of the Premises; (iii) cause to be furnished to Landlord the fiscal year end audited current signed financial statement of RTM, Inc., RTM Partners, Inc., RTM Acquisition Company, L.L.C. and RTM Management Company, L.L.C. (including an annual balance sheet, a profit/loss statement, statement of cash flow and footnotes) within 120 days from the close of the fiscal year for RTM, Inc., RTM Partners, Inc., RTM Acquisition Company, L.L.C. and RTM Management Company, L.L.C.

7. CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Tenant shall maintain a Consolidated Fixed Charge Coverage Ratio of not less than 1.1:1, based on an EBITDAR calculation (the "EBITDAR FCCR"), The EBITDAR FCCR means, for the trailing twelve (12) month period, the ratio of (a) the Tenant's Cash Flow for such period to (b) the Tenant's Debt Service for such period. "Cash Flow" means (only as to the EBITDAR FCCR), for any period, an amount equal to (a) the sum of (i) pre-tax income, (ii) interest expense, (iii) all non-cash amounts in respect of depreciation and amortization, (iv) rental payments, and (v) non-recurring expenses less (b) non-recurring income, all as reflected on the Tenant's financial statement for such period. "Debt Service" means (only as to the EBITDAR FCCR), all of the Tenant's interest, the current portion of principal, rental payments and current portion of capital lease obligations. Notwithstanding Tenant's failure to comply with the provisions of this Paragraph 7, Tenant shall not be in Default under the provisions of this Lease unless and until a Default occurs under the provisions of paragraph 13(a) of the Lease.

8. LATE CHARGES. In the event any installment of Rent is not received by Landlord within ten (10) days of its respective due date, there shall be an automatic late charge due to Landlord from Tenant in the amount of five percent (5%) of such delinquent installment of rent. All such late charges due hereunder shall be deemed additional Rent, and are not penalties but rather are charges attributable to administrative and collection costs arising out of such delinquency. In addition to such late charge, in the event Landlord does not receive Rent when due hereunder, interest at the rate of the maximum rate allowable by law shall be due and payable with respect to such payment from the due date thereof until Landlord receives such Rent.

9. PAYMENTS OF RENTS. All Rent payments shall be made by electronic funds transfer to Landlord to the account and in accordance with the procedures designated by Landlord, or in such other manner as Landlord or its successors or assigns, respectively, may from time to time designate in writing.

10. NO ABATEMENT. Unless otherwise stated in the Lease, no abatement, offset, diminution or reduction of (a) Rent, charges or other compensation, or (b) Tenant's other obligations under this Lease shall be allowed to Tenant or any person claiming under Tenant, under any circumstances or for any reason whatsoever.

INITIALED FOR IDENTIFICATION:

/s/ RWC                            Franchise Associates, Inc.
                                   a Minnesota Corporation
                                   /s/ Douglas N Benham
                                   Senior Vice President

By Landlord                        By Tenant


                                   /s/ Daniel T Collins
                                   Vice President